                                                                    EXHIBIT 10.2







                                OPTION AGREEMENT

                                  by and among

                              NORTEL NETWORKS LLC,

                            ARRIS INTERACTIVE L.L.C.

                                       and

                                ARRIS GROUP, INC.


                            Dated as of June 7, 2002

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----

ARTICLE I  DEFINITIONS...............................................................1

   1.01       Definitions............................................................1

ARTICLE II  GRANT OF OPTION; EXERCISE PRICE..........................................3

   2.01       Grant of Option........................................................3

   2.02       Full Exercise Price....................................................4

   2.03       Time and Manner of Exercise............................................4

   2.04       Conditions to the Exercise of the Option...............................4

ARTICLE III  CLOSING.................................................................5

   3.01       Time, Place and Manner of Closing......................................5

   3.02       Actions at Closing.....................................................5

   3.03       Effect of Closing......................................................5

ARTICLE IV  REPRESENTATIONS AND WARRANTIES...........................................6

   4.01       Representations and Warranties of Arris................................6

   4.02       Representations and Warranties of Nortel...............................7

ARTICLE V  PRE-CLOSING COVENANTS.....................................................8

   5.01       Transfer of Class B Interest...........................................8

   5.02       Registration and Offering..............................................9

ARTICLE VI  CONDITIONS TO CLOSING....................................................9

   6.01       Conditions to Each Party's Obligation to Effect the Transactions.......9

   6.02       Conditions to Obligation of Arris.....................................10

   6.03       Conditions to Obligation of Nortel....................................10

ARTICLE VII  TERMINATION............................................................11

   7.01       Termination...........................................................11

   7.02       Effect of Termination and Abandonment.................................13

ARTICLE VIII  MISCELLANEOUS.........................................................13

   8.01       Amendment; Extension; Waiver..........................................13

   8.02       Counterparts..........................................................13

   8.03       Governing Law.........................................................13

   8.04       Expenses..............................................................14

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----

   8.05       Notices...............................................................14

   8.06       Entire Understanding..................................................15

   8.07       Assignment; Third Party Beneficiaries.................................15

   8.08       Incorporation of Exhibits.............................................15

   8.09       Press Releases........................................................16

   8.10       Interpretation........................................................16

   8.11       Severability..........................................................16

   8.12       Investor Rights Agreement.............................................16

   8.13       Amendment of LLC Agreement............................................16



Exhibits

Exhibit A         Form of Cross-Receipt

Exhibit B         Form of Termination Agreement

Exhibit C         Form of Exercise Notice

                                OPTION AGREEMENT

         THIS OPTION AGREEMENT (this "Agreement"), dated as of June 7, 2002, is made by and among NORTEL NETWORKS LLC, a Delaware limited liability company ("Nortel"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company (the "Company") and ARRIS GROUP, INC., a Delaware corporation ("Arris"). Capitalized terms not otherwise defined herein shall have the respective meanings given them in the Second Amended and Restated Limited Liability Company Agreement, dated and effective as of August 3, 2001 (the "LLC Agreement"), of the Company.

         WHEREAS, each of Nortel and Arris is a Member of the Company;

         WHEREAS, Nortel is the sole Class B Member of the Company holding all of the Class B Interest;

         WHEREAS, Nortel is also the holder of shares (the "Shares") of common stock, par value $.01 per share, of Arris (the "Arris Common Stock");

         WHEREAS, Nortel has requested Arris to undertake the Registration and Offering, and Arris desires to undertake the same; and

         WHEREAS, in connection with such Registration and Offering and the sale of some or all of the Shares by Nortel pursuant thereto, Arris and the Company desire the Company to obtain from Nortel, and Nortel desires to grant to the Company, an option to redeem all or a portion of the Class B Unreturned Capital and accrued but unpaid Class B Return (to the extent not previously added to Class B Unreturned Capital) of Nortel's Class B Interest in the Company, in each case subject to, and on, the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.01 Definitions. The following capitalized terms used in this Agreement shall have the respective meanings ascribed to them below:

         "Agreement" shall have the meaning given it in the introductory paragraph hereof.

         "Ancillary Agreements" shall mean, collectively, the Termination Agreement and the Cross-Receipt.

         "Arris" shall have the meaning given it in the introductory paragraph hereof.

         "Arris Common Stock" shall have the meaning given it in the third recital hereof.

         "Business Day" shall mean each day on which banking institutions in both of Toronto, Canada and New York, New York are not authorized or required to close.

         "Class B Interest Exchange" shall mean the exchange of Nortel's Class B Interest for New Securities pursuant to Section 8.03 of the LLC Agreement.

         "Closing" shall have the meaning given it in Section 3.01.

         "Closing Date" shall mean any date on which a Closing occurs.

         "Company" shall have the meaning given it in the introductory paragraph hereof.

         "Cross-Receipt" shall mean the Cross-Receipt substantially in the form of Exhibit A.

         "Discount Percentage" shall mean, with respect to any particular exercise of the Option, the percentage determined by reference to the Nortel Ownership Percentage (determined as of the date of the Exercise Notice relating to such exercise), as follows:

           Nortel Ownership Percentage                  Discount Percentage
           ---------------------------                  -------------------
           Less than 20%                                60%
           20% or more, but less than 21.5%             70%
           21.5% or more, but less than 23%             72.5%
           23% or more, but less than 25%               75%
           25% or more, but less than 27%               79%
           27% or more                                  80%

         "Exercise Notice" shall have the meaning given to it in Section 2.03.

         "Exercise Period" shall mean the period commencing at the time of consummation of the Offering (or, if later, on June 30, 2002) and ending at 11:59 p.m., Boston time, on June 30, 2003.

         "Full Exercise Price" shall have the meaning given to it in Section
         2.02.

         "Governmental Authority" means any court, administrative agency or commission or other foreign or domestic federal, state, provincial or local governmental authority or instrumentality.

         "HSR Act" shall have the meaning given to it in Section 4.01(c).

         "Investor Rights Agreement" shall have the meaning given it in Section 8.12.

         "LLC Agreement" shall have the meaning given it in the introductory paragraph hereof.

         "Material Adverse Effect" shall mean with respect to the referenced Person, any change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, condition (financial or otherwise) or results of operations of such Person and its Affiliates taken as a whole.

         "Nortel" shall have the meaning given it in the introductory paragraph hereof.

         "Nortel Ownership Percentage" shall mean the percentage of shares of Arris Common Stock outstanding as of 11:59 p.m., Boston time, on June 30, 2002 (or, if the underwriters' over-allotment option relating to the Offering is exercised after June 30, 2002, then as of 11:59 p.m., Boston time, on the date of the most recent such exercise occurring on or prior to the date of determination of the Nortel Ownership Percentage) that is held of record by Nortel as of such time.

         "Offering" shall mean the public offering and sale of at least Ten Million (10,000,000) Shares (or such lesser number of Shares as Nortel may elect to sell) held by Nortel in a firm commitment underwriting pursuant to the Registration Statement.

         "Option" shall have the meaning given to it in Section 2.01.

         "Registration" shall mean the shelf registration for resale under the Securities Act of at least Twenty-One Million (21,000,000) Shares held by Nortel, to be made by Arris as contemplated by Section 5.02.

         "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of August 3, 2001, by and between Nortel and Arris.

         "Registration Statement" shall mean the registration statement under the Securities Act, initially filed by Arris with the SEC prior to the date hereof to effect the Registration as contemplated by Section 5.02.

         "SEC" shall mean the United States Securities and Exchange Commission, or any successor agency.

         "Shares" shall have the meaning given it in the third recital hereof.

         "Termination Agreement" shall mean the Termination Agreement substantially in the form of Exhibit B.

         "Transactions" shall mean the transactions contemplated hereby and/or by any of the Ancillary Agreements to occur at any Closing.

                                   ARTICLE II

                         GRANT OF OPTION; EXERCISE PRICE

2.01 Grant of Option. Upon the terms and conditions set forth herein, Nortel hereby grants to the Company an option to redeem all or a portion of the Class B Unreturned Capital and accrued but unpaid Class B Return (to the extent not previously added to Class B Unreturned Capital) of the Class B Interest held by Nortel in the Company, subject to, and on, the terms and conditions set forth below (the "Option"); provided that each exercise of the Option shall be solely for the Full Exercise Price or any lesser amount in excess of $20,000,000.

2.02 Full Exercise Price. The price payable by the Company in order to exercise the Option in full (the "Full Exercise Price") shall be equal to the amount required to be paid to Nortel hereunder (whether pursuant to a single exercise of the Option or otherwise) in order to reduce each of the Class B Unreturned Capital and accrued but unpaid Class B Return (to the extent not previously added to Class B Unreturned Capital) to zero (giving effect to the adjustment contemplated by
         Section 3.03).

2.03 Time and Manner of Exercise. Upon the terms and subject to the conditions set forth herein (including Section 2.04), the Option shall be exercisable by the Company at any time, and from time to time, during the Exercise Period by delivering to Nortel, in the manner set forth in Section 8.05, written notice in the form attached hereto as Exhibit C (an "Exercise Notice"). Upon such delivery of an Exercise Notice, the Company shall be irrevocably obligated to consummate the Transactions contemplated by such Exercise Notice, subject to the terms and conditions of this Agreement, including those set forth in Article VI.

2.04 Conditions to the Exercise of the Option. The right of the Company to exercise the Option hereunder shall be conditioned upon and subject to the following conditions:

         (a) the representations and warranties of Arris and the Company set forth in this Agreement (without giving effect to any standard, qualification or exception contained therein with respect to materiality or Material Adverse Effect) shall be true and correct, as of the date of this Agreement and as of the date of the relevant Exercise Notice as though made as of the date of such Exercise Notice (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date), except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Arris and would not prevent or impair Arris' or the Company's ability to consummate the Transactions;

         (b) the Company, Arris and their Affiliates shall have performed in all material respects (without giving effect to any standard, qualification or exception contained therein with respect to materiality or Material Adverse Effect) all obligations required to be performed by them as of or prior to the date of the relevant Exercise Notice under this Agreement or any other agreement in effect between the Company and/or Arris (and/or their Affiliates) and Nortel (and/or its Affiliates);

         (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Transactions shall be in effect or pending, and no proceeding brought by any Governmental Authority seeking any of the foregoing shall be pending; and

         (d) The Offering shall have been consummated not later than June 30, 2002.

                                  ARTICLE III

                                     CLOSING

3.01 Time, Place and Manner of Closing. In the event that an Exercise Notice is duly and validly given by the Company hereunder prior to the expiration of the Exercise Period, consummation of the Transactions contemplated by such Exercise Notice (a "Closing") shall take place at 10:00 a.m., Boston time, on the tenth (10th) Business Day after the date of Nortel's receipt of such Exercise Notice, at the offices of Hale and Dorr LLP at 60 State Street, Boston, Massachusetts, or by facsimile, or at such other time and place as the parties hereto may mutually agree in writing.

3.02     Actions at Closing.  At each Closing:

         (a) The Company shall deliver to Nortel, by wire transfer or immediately available U.S. funds to the bank account designated by Nortel by written notice to the Company not later than three (3) Business Days prior to the Closing, the amount of the Full Exercise Price or any lesser amount in excess of $20 million;

         (b) If, as a result of the Transactions consummated at such Closing, the amount of Class B Unreturned Capital is reduced to zero by operation of Section 3.03, then Nortel, Arris and the Company shall execute and deliver to each other the Termination Agreement, and Arris shall deliver to Nortel the Termination Agreement executed by each other Affiliate of Arris that is a party thereto; and

         (c) Each of Nortel and the Company shall execute and deliver to the other the Cross-Receipt.

         A Closing shall not be deemed to occur until all of the actions set forth in clauses (a) through (c) of this Section 3.02 have been completed with respect to such Closing.

3.03 Effect of Closing. If any Closing occurs, then the amount paid by the Company pursuant to Section 3.02(a) shall be applied as set forth in the last sentence of Section 8.02(a) of the LLC Agreement, as if such payment were a redemption payment referenced therein; provided, however, that, solely for the purposes of this sentence and the related calculation of the Class B Unreturned Capital and Class B Return of Nortel's Class B Interest remaining outstanding after giving effect to the Option exercise consummated at such Closing, the amount so paid by the Company shall first be deemed adjusted by dividing the same by the Discount Percentage applicable to such Closing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.01 Representations and Warranties of Arris. Arris and the Company each represents and warrants to Nortel jointly and severally, that:

         (a) Organization and Standing. Arris is a corporation and the Company is a limited liability company, in each case duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b)      Authority.

                  (i) The execution and delivery of this Agreement and the Ancillary Agreements, the exercise of the Option and the consummation of the Transactions have been duly authorized by all necessary corporate or limited liability company (as applicable) action of Arris and the Company prior to the date hereof (which action has not been rescinded or modified in any way).

                  (ii) This Agreement is, and each Ancillary Agreement to be entered into at the Closing will be, a legal, valid and binding agreement of the Company and (to the extent that it is a party thereto) Arris, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles, whether considered at law or in equity).

         (c) No Defaults. Subject to the receipt of the applicable regulatory approvals, and expiration of the applicable waiting periods, referred to in Section 4.01(d) and required filings under federal and state securities laws, the execution, delivery and performance of this Agreement and the Ancillary Agreements, the exercise of the Option and the consummation of the Transactions by Arris and the Company do not and will not
                  (i) constitute a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of Arris or the Company or to which Arris or the Company or any of their respective properties or assets are subject or bound, (ii) constitute a breach, violation or default under, the articles or certificate of incorporation or by-laws of Arris or the certificate of formation or limited liability company agreement of the Company or (iii) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument, except in the case of (i) and (iii), where such breach, violation or default or the failure to obtain such consents or approvals would not in the aggregate have a Material Adverse Effect on Arris and would not prevent or impair Arris' or the Company's ability to consummate the Transactions.

         (d) Regulatory Approvals. No consents or approvals of, or filings or registrations with, any Governmental Authority are necessary for the Company to exercise the Option or for the Company or Arris to consummate the Transactions, except for
                  (i) as may be required under, and other applicable requirements of, the HSR Act, the Competition Act (Canada) and antitrust or other competition laws of other jurisdictions;
                  (ii) the filing with the SEC and declaration of effectiveness of the Registration Statement; and (iii) such filings as are required to be made or approvals as are required to be obtained under the securities or "Blue Sky" laws of various states in connection with the Offering.

         (e) Solvency. Immediately after giving effect to the Transactions and the closing of any financing to be obtained by the Company, Arris or any of their Affiliates in order to effect the Transactions, the Company, Arris and each of their relevant Affiliates shall be able to pay its debts as they become due and shall own property having a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately after giving effect to the Transactions and the closing of any financing to be obtained by the Company, Arris or any of their Affiliates in order to effect the Transactions, the Company, Arris and each of their relevant Affiliates shall have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the Transactions and the closing of any financing to be obtained by the Company, Arris or any of their Affiliates in order to effect the Transactions with the intent to hinder, delay or defraud either present or future creditors of the Company, Arris or any of their Affiliates.

4.02 Representations and Warranties of Nortel. Nortel represents and warrants to the Company and Arris that:

         (a) Organization and Standing. Nortel is a limited liability company organized, validly existing and in good standing under the laws of the State of Delaware.

         (b)      Authority.

                  (i) The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the Transactions have been duly authorized by all necessary limited liability company action of Nortel prior to the date hereof (which action has not been rescinded or modified in any way).

                  (ii) This Agreement is, and each Ancillary Agreement to be entered into at the Closing will be, a legal, valid and binding agreement of Nortel (to the extent that it is a party thereto), enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles, whether considered at law or in equity).

                  (c) No Defaults. Subject to the receipt of the applicable regulatory approvals, and expiration of the applicable waiting periods, referred to in Section 4.02(d) and required filings under federal, state and foreign securities laws, the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the Transactions by Nortel do not and will not (i) constitute a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of Nortel or to which Nortel or any of its respective properties or assets are subject or bound, (ii) constitute a breach, violation or default under, the certificate of formation or limited liability company agreement of Nortel, or
                           (iii) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument, except in the case of (i) and (iii), where such breach, violation or default or the failure to obtain such consents or approvals would not in the aggregate have a Material Adverse Effect on Nortel and would not prevent or impair Nortel's ability to consummate the Transactions.

                  (d) Regulatory Approvals. No consents or approvals of, or filings or registrations with, any Governmental Authority are necessary for Nortel to consummate the Transactions, except for (i) as may be required under, and other applicable requirements of, the HSR Act, the Competition Act (Canada) and antitrust or other competition laws of other jurisdictions, and
                           (ii) as may be required under, and other applicable requirements of, federal, state and foreign securities laws.

                  (e) Title to Class B Interest. Nortel has good and valid title to the Class B Interest, free and clear of all liens or encumbrances (other than liens or encumbrances, if any, imposed by the provisions of the LLC Agreement or the Subordination Agreement).

                                   ARTICLE V

                              PRE-CLOSING COVENANTS

5.01 Transfer of Class B Interest. Nortel agrees that, from the date hereof until the expiration of the Exercise Period (or, if earlier, until the termination of this Agreement in accordance with its terms), without the prior written consent of the Company, Nortel shall not Transfer its Class B Interest or any portion thereof (including through granting a lien or pledge) to any Person other than pursuant to a redemption by the Company hereunder or under the LLC Agreement unless such Person agrees to become bound by the provisions of this Agreement to the same extent as Nortel was so bound as of immediately prior to such Transfer. In the event that Nortel Transfers all of its Class B Interest in compliance with the preceding sentence, Nortel shall assign this Agreement to the Transferee(s) of such Class B Interest (with no consent or approval of the Company, Arris or any of their Affiliates being necessary for such assignment) and shall have no further liabilities or obligations to the Company, Arris or any of their Affiliates hereunder.

5.02     Registration and Offering.

         (a) Each of Nortel and Arris agrees that, except to the extent otherwise provided herein or expressly agreed by Nortel and Arris in writing, the provisions of the Registration Rights Agreement shall apply to the Registration and Offering hereunder to the same extent as if (i) Nortel, as the "Investor" under the Registration Rights Agreement, validly required registration of the Shares to be included in the Registration under Section 1 of the Registration Rights Agreement, and (ii) as a "Selling Stockholder" within the meaning of Section 1(c) of the Registration Rights Agreement, Nortel validly requested that the Registration Statement provide for a delayed or continuous offering of the Shares covered thereby pursuant to Rule 415 promulgated under the Securities Act or any similar rule then in effect.

         (b) Each of Nortel and Arris agrees that (i) the Offering shall be pursuant to a firm commitment underwriting, as if a valid request for the same were made by Nortel as a "Selling Stockholder" under Section 1(c) of the Registration Rights Agreement, and (ii) J. P. Morgan Securities Inc. shall act as a lead managing underwriter for the Offering, together with one other nationally recognized investment banking firm to be selected by mutual written agreement of Nortel and Arris.

         (c) Arris shall cause each of Messrs. Stanzione, Margolis, Potts and Lakin, each of whom is an officer of Arris, to (i) devote such time as may be necessary for the expeditious preparation and filing of the Registration Statement and such responses to comments and other activities as may be necessary to achieve expeditious effectiveness of the Registration Statement, (ii) commencing upon the initial filing of the Registration Statement with the SEC, devote such time as, in the opinion of the managing underwriters, be necessary for appropriate preparation for the road show to be undertaken in connection with the Offering, (iii) devote such time as Nortel may request to such road show, not to exceed two (2) weeks, and
                  (iv) use their respective best efforts to cooperate with and expedite the Registration and the Offering.

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

6.01 Conditions to Each Party's Obligation to Effect the Transactions. The respective obligation of each of Nortel, the Company and Arris to consummate the Transactions at each Closing (once the applicable Exercise Notice has been validly given by the Company hereunder) is subject to the prior fulfillment or written waiver by each of them of each of the following conditions:

         (a) All regulatory approvals required to consummate the Transactions contemplated by the applicable Exercise Notice shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired, except any such approvals failure to obtain which would not reasonably be expected to have a Material Adverse Effect on Nortel or Arris following such Closing.

         (b) No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and enjoins or prohibits consummation of the Transactions contemplated by the applicable Exercise Notice.

         (c) There shall have been no Class B Interest Exchange prior to, or at the time of, such Closing.

6.02 Conditions to Obligation of Arris. The obligation of the Company and Arris to consummate the Transactions at each Closing (once the applicable Exercise Notice has been validly given by the Company hereunder) is also subject to the fulfillment or written waiver by the Company and Arris at or prior to such Closing of each of the following conditions:

         (a) Representations and Warranties. All representations and warranties of Nortel set forth in this Agreement (without giving effect to any standard, qualification or exception contained therein with respect to materiality or Material Adverse Effect) shall be true and correct, as of the date of this Agreement and as of such Closing as though made at and as of such Closing (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date), except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Nortel's ability to consummate the Transactions to be consummated at such Closing, and the Company shall have received a certificate, dated the applicable Closing Date, signed on behalf of Nortel by an appropriate authorized signatory thereof to such effect.

         (b) Performance of Obligations. Nortel and its Affiliates shall have performed in all material respects (without giving effect to any standard, qualification or exception contained therein with respect to materiality or Material Adverse Effect) all obligations required to be performed by them at or prior to such Closing under this Agreement or any other agreement in effect between the Company and/or Arris (and/or their Affiliates) and Nortel (and/or its Affiliates), and the Company shall have received a certificate, dated the applicable Closing Date, signed on behalf of Nortel by an appropriate authorized signatory thereof to such effect.

6.03 Conditions to Obligation of Nortel. The obligation of Nortel to consummate the Transactions at each Closing (once the applicable Exercise Notice has been validly given by the Company hereunder) is also subject to the fulfillment or written waiver by Nortel prior to such Closing of each of the following conditions:

         (a) Representations and Warranties. All representations and warranties of the Company and Arris set forth in this Agreement (without giving effect to any standard, qualification or exception contained therein with respect to materiality or Material Adverse Effect) shall be true and correct, as of the date of this Agreement and as of such Closing as though made at and as of such Closing (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date), except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the ability of the Company and Arris to consummate the Transactions to be consummated at such Closing; and Nortel shall have received a certificate, dated applicable Closing Date, signed on behalf of Arris by the Chief Executive Officer or the Chief Financial Officer of Arris, and on behalf of the Company by an appropriate authorized signatory thereof, to such effect.

         (b) Performance of Obligations. Arris and its Affiliates shall have performed in all material respects (without giving effect to any standard, qualification or exception contained therein with respect to materiality or Material Adverse Effect) all obligations required to be performed by them at or prior to such Closing under this Agreement or any other agreement in effect between the Company and/or Arris (and/or their Affiliates) and Nortel (and/or its Affiliates), and Nortel shall have received a certificate, dated the applicable Closing Date, signed on behalf of Arris by the Chief Executive Officer or the Chief Financial Officer of Arris, and on behalf of the Company by an appropriate authorized signatory thereof, to such effect.

                                  ARTICLE VII

                                   TERMINATION

7.01 Termination. This Agreement may be terminated, and the Transactions to be consummated at any subsequent Closing may be abandoned:

         (a) Mutual Consent. At any time prior to the redemption in full of Nortel's Class B Interest hereunder or under the LLC Agreement, by the mutual consent of Nortel and the Company.

         (b)      Breach. At any time prior to such redemption

                  (i) by Nortel, in the event of either: (x) a breach by the Company or Arris of any representation or warranty contained herein which would result in the non-satisfaction of the conditions set forth in
                           Section 6.03(a), which breach is not capable of being cured or has not been cured within 10 calendar days after the giving of written notice to the breaching party of such breach; or (y) a material breach by the Company, Arris or any of their Affiliates of any of the covenants or agreements contained herein or in any other agreement in effect between the Company, Arris (and/or their

                           Affiliates) and Nortel (and/or its Affiliates), which breach is not capable of being cured or has not been cured within 10 calendar days after the giving of written notice to the breaching party of such breach.

                  (ii) by the Company, in the event of either: (x) a breach by Nortel of any representation or warranty contained herein which would result in the non-satisfaction of the conditions set forth in Section 6.02(a), which breach is not capable of being cured or has not been cured within 10 calendar days after the giving of written notice to the breaching party of such breach; or (y) a material breach by Nortel or any of its Affiliates of any of the covenants or agreements contained herein or in any other agreement in effect between Arris (and/or its Affiliates) and Nortel (and/or its Affiliates), which breach is not capable of being cured or has not been cured within 10 calendar days after the giving of written notice to the breaching party of such breach.

         (c) Delay of Registration or Offering. By Nortel, in the event that (i) the Registration Statement has not become effective on or prior to June 15, 2002, or (ii) the Offering (other than the closing of any exercises of over-allotment options by the underwriters of the Offering) has not been consummated on or prior to June 30, 2002; provided that, at the election of Nortel, the provisions of Section 5.02 shall continue in effect until June 30, 2003 notwithstanding termination of this Agreement pursuant to this Section 7.01(c).

         (d) Delay of Closing. At any time prior to the redemption in full of Nortel's Class B Interest hereunder or under the LLC Agreement, by Nortel or the Company, in the event that such redemption does not occur by the earlier of (i) the tenth
                  (10th) Business Day after delivery to Nortel, pursuant to
                  Section 2.03, of the Exercise Notice contemplating such redemption, and (ii) July 15, 2003, except to the extent that the failure of such redemption to occur arises out of or results from the knowing action or inaction of the party seeking to terminate pursuant to this Section 7.01(d) which action or inaction is in violation of its (or one of its Affiliates') obligations under this Agreement.

         (e)      No Governmental Approval.

                  (i) By the Company or Nortel in the event the approval of any Governmental Authority required for consummation of the Transactions shall have been denied by final non-appealable action of such Governmental Authority.

                  (ii) By Nortel in the event any required approval of a Governmental Authority contains any final non-appealable conditions, restrictions or requirements which would reasonably be expected to
                           (A) following a Closing, have a Material Adverse Effect on Nortel or Arris or (B) require Nortel, Arris or any of their respective Affiliates to sell or otherwise dispose of, or to hold separately, or to permit the sale or other disposition of, any of their respective assets, whether as a condition to obtaining any approval from a Governmental Authority or any other Person or for any other reason.

                  (iii) By Arris in the event any required approval of a Governmental Authority contains any final, non-appealable conditions, restrictions or requirements which would reasonably be expected to, following a Closing, have a Material Adverse Effect on Arris or require Arris or any of its Affiliates to sell or otherwise dispose of, or to hold separately, or to permit the sale or other disposition of, any of their respective assets, whether as a condition to obtaining any approval of any Governmental Authority or any other Person or for any other reason.

7.02 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Transactions pursuant to this
         Article VII, no party to this Agreement (nor any of their respective officers, directors or agents) shall have any liability or further obligation to the other party hereunder except (i) as otherwise set forth in Section 7.01(c), and (ii) that termination shall not relieve a party from liability for any willful breach of this Agreement or any liability or obligation arising under the Registration Rights Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.01     Amendment; Extension; Waiver.

         (a) Except as otherwise provided in Section 5.01 with respect to Transfers by Nortel of its Class B Interest, this Agreement may be amended only by an instrument in writing signed on behalf of each of the parties hereto.

         (b) Either party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

8.02 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to constitute an original but all of which when taken together shall constitute one and the same instrument.

8.03 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to the conflict of law principles thereof.

8.04 Expenses. Except as otherwise provided herein, each party hereto will bear all expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, except that (i) all costs and expenses of either party hereto relating to the Registration and the Offering shall be borne as specified in the Registration Rights Agreement, as if the Registration were undertaken and made pursuant thereto and Nortel were the only "Selling Stockholder" under the Registration Rights Agreement participating therein, and (ii) Arris shall also reimburse and pay to Nortel, not later than thirty (30) days after receipt of Nortel's invoice therefor (with interest on any overdue amounts payable by Arris to Nortel at the rate of 12% per annum or, if lower, the maximum lawful rate), all of Nortel's and its Affiliates' costs and expenses relating to Nortel's and its relevant Affiliates' (and its and their respective officers, directors and employees) participation in the road show relating to the Offering.

8.05 Notices. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or three Business Days after being mailed by registered or certified mail (return receipt requested) or one Business Day after being delivered by overnight courier to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.


         If to Nortel, to:

         Nortel Networks Inc.
         2221 Lakeside Blvd.
         Richardson, Texas 75082-4399
         Attn:  Craig Johnson, Mergers and Acquisitions
         Fax:  972-685-3122
         Phone: 972-684-7255

         With a copy to:

         Nortel Networks Inc.
         200 Athens Way
         Nashville, Tennessee 37228
         Attn:  Corporate Secretary
         Fax:  615-432-4067
         Phone:   615-432-4000

         Nortel Networks Limited
         8200 Dixie Road, Suite 100
         Brampton, Ontario, Canada  L6T 5P6
         Attn:  Corporate Secretary
         Fax: 905-863-8386
         Phone: 905-863-0000

         With a copy to:

         Hale and Dorr LLP
         60 State Street
         Boston, Massachusetts  02109
         Attention:  Dimitri P. Racklin
         Fax:  (617) 526-5000
         Phone:  (617) 526-6462

         If to Arris, to:

         Arris Group, Inc.
         11450 Technology Circle
         Duluth, Georgia  30097
         Attention:  Lawrence Margolis
         Fax:  (678) 473-8470
         Phone: (678) 473-8129

         With a copy to:

         Troutman Sanders LLP
         600 Peachtree Street
         Suite 5200
         Atlanta, GA 30308
         Attention: W. Brinkley Dickerson, Jr.
         Fax: 404-885-3900
         Phone: 404-885-3000

8.06 Entire Understanding. This Agreement and the documents and instruments referenced herein represent the entire understanding of the parties hereto with reference to the transactions contemplated hereby and thereby supersede any and all other oral or written agreements heretofore made to the extent (but only to the extent) such agreements relate to the subject matter hereof.

8.07 Assignment; Third Party Beneficiaries. Except in the event of a Transfer by Nortel of its Class B Interest prior to the Closing (in which case Section 5.01 shall apply), neither this Agreement, nor any of the rights, interests or obligations hereunder, shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Except as set forth in Section 8.12, nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto or their respective successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.08 Incorporation of Exhibits. All Exhibits shall be deemed to constitute an integral part of this Agreement for all purposes.

8.09 Press Releases. Nortel and Arris shall jointly agree on an initial press release with respect to the Transactions. Neither the Company nor Arris will, without the prior approval of Nortel, issue (i) any other press release or (ii) any written statement for general circulation (including any written statement circulated to employees, customers or other third parties) relating to the transactions contemplated hereby; except, in the case of clause (ii) above, as otherwise required by applicable law or regulation or rules of the Nasdaq Stock Market, Inc.

8.10 Interpretation. When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference shall be to an Article or Section of, or Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Any reference to "herein" or "hereof" or similar terms shall refer to the agreement as a whole rather than to the individual paragraph, Section or Article. Time shall be deemed to be of the essence in the interpretation and enforcement of this Agreement.

8.11 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as it is enforceable.

8.12 Investor Rights Agreement. Arris acknowledges and agrees that (i) the execution and delivery of this Agreement by the parties hereto and the consummation of the Transactions do not constitute a breach or violation of, or otherwise conflict with, the terms and provisions of the Amended and Restated Investor Rights Agreement, dated as of April 9, 2001, by and among Nortel, Nortel Networks Inc. and Arris, as amended by the First Amendment to Amended and Restated Investor Rights Agreement, dated as of August 3, 2001 (as amended, the "Investor Rights Agreement"), and (ii) to the extent the execution and delivery of this Agreement by the parties hereto or the consummation of the Transactions constitutes a breach or violation of, or otherwise conflicts with, the terms and provisions of the Investor Rights Agreement, Arris hereby waives any such breach, violation or conflict. Without limiting the foregoing, Arris acknowledges and agrees that the Registration and the Offering contemplated by this Agreement shall be deemed to constitute a "bona fide public offering effected in accordance with the Registration Rights Agreement" as contemplated by Section 3.3(b)(i) of the Investor Rights Agreement. Each of Arris and Nortel acknowledges and agrees that Nortel Networks Inc. shall be an express third party beneficiary of the provisions of this Section 8.12.

8.13 Amendment of LLC Agreement. This Option Agreement shall be deemed to be, and shall constitute, an amendment of the LLC Agreement to the full extent necessary or advisable to give effect to the provisions hereof. To the extent that any provisions of the

         LLC Agreement are inconsistent with the provisions of this Option Agreement or impose any additional requirements for the execution and delivery of this Option Agreement or any of the Ancillary Agreements or the consummation of the Transactions, the LLC Agreement shall be deemed amended hereby in all respects necessary to eliminate all such inconsistencies and additional requirements.



                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   ARRIS INTERACTIVE L.L.C.

                                   By:      Arris Group, Inc.
                                   Its:     Managing Member

                                   By:      /s/ Lawrence A. Margolis
                                            -----------------------------------
                                   Name:    Lawrence A. Margolis
                                   Title:   Executive Vice President & CFO

                                   ARRIS GROUP, INC.


                                   By:      /s/ Lawrence A. Margolis
                                            -----------------------------------
                                   Name:    Lawrence A. Margolis
                                   Title:   Executive Vice President & CFO

                                   NORTEL NETWORKS LLC

                                   By:      Nortel Networks Inc.
                                   Its:     Managing Member


                                   By:      /s/ Deborah J. Noble
                                            -----------------------------------
                                   Name:    Deborah J. Noble
                                   Title:   Assistant Secretary

















[Signature page to Option Agreement among Nortel Networks LLC, Arris Interactive L.L.C. and Arris Group, Inc.]

                                                                       EXHIBIT A

                                  CROSS RECEIPT


         Reference is made to the Option Agreement, dated as of June __, 2002 (the "Option Agreement"), by and between NORTEL NETWORKS LLC, a Delaware limited liability company ("Nortel"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company (the "Company"), and ARRIS GROUP, INC., a Delaware corporation ("Arris"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Option Agreement.

         Nortel hereby acknowledges receipt from the Company of $_____________ (the "Redemption Payment"). Both parties acknowledge that such Redemption Payment was applied to redeem [the Class B Interest in full] OR [a portion of the Class B Unreturned Capital and Class B Return (to the extent not previously added to Class B Unreturned Capital) of the Class B Interest as provided in
Section 3.03 of the Option Agreement].

                                            NORTEL NETWORKS LLC

                                            By:      Nortel Networks Inc.
                                            Its:     Managing Member


                                            By:
                                                 -------------------------------
                                            Name:
                                            Title:

                                            ARRIS INTERACTIVE L.L.C.

                                            By:      Arris Group, Inc.
                                            Its:     Managing Member

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            ARRIS GROUP, INC.


                                            By:
                                                 -------------------------------
                                            Name:
                                            Title:

Dated:             , 200
       ------------     -

                                                                       EXHIBIT C

                          NOTICE OF EXERCISE OF OPTION


To:      Nortel Networks LLC

         Reference is made to the Option Agreement (the "Option Agreement"), dated as of ______________________, 2002, by and among Nortel Networks LLC, Arris Interactive L.L.C. and Arris Group, Inc. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Option Agreement.

         The Company hereby irrevocably exercises the Option [in full] [in part in the amount of _____________________________ (U.S.$ _________)]. The Company
and Arris shall be obligated to consummate the Transactions contemplated by the Option Agreement to be consummated in connection with such exercise at the Closing relating thereto, subject to the terms of the Option Agreement.




Dated:                  , 200
        ----------------     -           ARRIS INTERACTIVE L.L.C.

                                         By:      Arris Group, Inc.
                                         Its:     Managing Member

                                         By:
                                            -------------------------------
                                         Name:
                                         Title: